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                                                                    EXHIBIT 1.01

                                 Citigroup Inc.

                       Medium-Term Senior Notes, Series F
                    Medium-Term Subordinated Notes, Series F

                 Due Nine Months or More from the Date of Issue



                             DISTRIBUTION AGREEMENT

                                                                  March 12, 2003



Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

      Citigroup Inc., a Delaware corporation (the "Company"), confirms its agreement with the Agent (as defined below) with respect to the issue and sale by the Company of its Medium-Term Senior Notes, Series F, Due Nine Months or More from the Date of Issue (the "Senior Notes") and its Medium-Term Subordinated Notes, Series F, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes"). The Senior Notes are to be issued under an Indenture dated as of March 15, 1987, as supplemented by the First Supplemental Indenture dated as of December 15, 1988, the Second Supplemental Indenture dated as of January 31, 1991, the Third Supplemental Indenture dated as of December 9, 1992 and the Fourth Supplemental Indenture dated as of November 2, 1998 (as so supplemented or as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Senior Debt Indenture"), between the Company and The Bank of New York, as trustee (the "Senior Debt Trustee"). The Subordinated Notes are to be issued under an Indenture dated as of April 12, 2001 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto, the "Subordinated Debt Indenture" and, together with the Senior Debt Indenture, the "Indentures"), between the Company and Bank One Trust Company, N.A., as trustee (the "Subordinated Debt Trustee" and, together with the Senior Debt Trustee, the "Trustees"). The Notes will have the maturities, interest rates (whether fixed or floating), redemption provisions and other terms set forth in pricing supplements to the Prospectus referred to below. The Notes may be denominated in U.S. dollars, foreign currencies or foreign
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composite currency units (the "Specified Currency") as may be specified in the applicable pricing supplement.

      Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes to the Agent acting as principal at a discount for its own account or for resale to one or more investors or other dealers and the Company's right to sell Notes directly to investors on its own behalf or through other agents (provided that any other agent will execute an agreement with the Company substantially in the form of Exhibit F hereto and that the Company will notify the Agent of its agreement with any other agents, dealers or underwriters, but only if such other agents, dealers or underwriters are appointed for the duration of this Agreement), the Company hereby appoints the Agent as an agent of the Company for the purpose of soliciting offers to purchase the Notes. In addition, the Agent may also purchase Notes as principal and the Company will enter into a Terms Agreement (referred to below) relating to such sale in accordance with the provisions of Section l(b) hereof. For the purposes of this Agreement, the term "Agent" shall refer to Salomon Smith Barney Inc.

      1. Solicitations by the Agent of Offers to Purchase; Purchases as
Principal.


         (a) Solicitations as Agent. Following the Commencement Date (as defined below), the Company shall notify the Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agent (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agent shall have been suspended by the Company or the Agent as provided hereunder, being herein referred to as an "Offering Period"). On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Agent agrees to use its reasonable best efforts to solicit offers to purchase the Notes during each Offering Period upon the terms and conditions set forth in the Prospectus as then amended and supplemented. The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.

                  Unless otherwise agreed to, the Company agrees to pay the Agent at the time of delivery of and payment for the Notes, as consideration for soliciting the sale of each Note, a commission equal to the percentage set forth on Schedule 1 hereto of the price to the public of each Note sold by the Company as the result of a solicitation by the Agent. Without the prior approval of the Company, the Agent (acting on an agency basis) may not reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

                  The Agent is authorized to solicit orders for the Notes only in principal amounts of $1,000 or any amount in excess thereof which is a multiple of $1,000 or, in the case of Notes denominated in a Specified Currency other than U.S. dollars, in the denominations set forth in the applicable pricing supplement, at a purchase price mutually agreed upon by the purchaser and the Company and specified in the applicable

                                       2
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pricing supplement. The Agent shall communicate to the Company, orally or in writing, each reasonable offer or indication of interest to purchase Notes received by the Agent, as agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. The Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes in its capacity as agent of the Company, the Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward, or relationship of agency or trust with, any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company, but the Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Agent be obligated to purchase any Notes for its own account except pursuant to subparagraph (b) below.

         (b) Purchases as Principal. Each sale of Notes to the Agent as principal shall be made in accordance with the terms of this Agreement and the Agent and the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by the Agent. Each "Terms Agreement" may take the form of an exchange of any form of written telecommunication or oral communication followed by written confirmation or telecommunication between the Agent and the Company and shall be with respect to such information (as applicable) as is specified in Exhibit A hereto.

         The Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each agreement by the Agent to purchase Notes as principal (whether or not set forth in a Terms Agreement) shall specify the principal amount of Notes to be purchased by the Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Agent.

         Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Each date of delivery of and payment for Notes to be purchased by the Agent as principal or as agent or by any other purchaser is referred to herein as a "Settlement Date."

         Upon the Company's request, the Agent will notify the Company either orally or in writing (as specified by the Company) of the aggregate principal amount of

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Notes held by the Agent as principal purchased pursuant to a Terms Agreement pursuant to this Agreement.

         (c) Procedures. The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Notes Administrative Procedures attached hereto as Exhibit B (the "Procedures"). The Procedures may be amended only by written agreement of the Company and the Agent.

         (d) Delivery. The documents required to be delivered by Section 4 of this Agreement shall be delivered at the office of Skadden, Arps, Slate Meagher & Flom LLP ("Skadden, Arps") (or such other counsel reasonably satisfactory to both the Agent and the Company), Four Times Square, New York, NY 10036-6522, on March 12, 2003 (the "Commencement Date").

      2. Representations and Warranties. The Company represents and warrants to, and agrees with, the Agent as of the Commencement Date:


         (a) A registration statement on Form S-3 (File No. 333-102206), as amended by Amendment No. 1 thereto, has been filed with and declared effective by the Securities and Exchange Commission (the "Commission") on January 29, 2003, in respect of up to $17,446,150,000 aggregate amount of securities of the Company, including the Notes (of which $13,346,150,000 remains available for issuance and sale as of the date hereof). Such registration statement and any post-effective amendments thereto, in the forms heretofore delivered or to be delivered to the Agent, excluding exhibits to such registration statement but including all documents incorporated by reference therein, has been declared effective by the Commission in such form. No other document with respect to such registration statement (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. The various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part became effective but excluding the Statements of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), pertaining to the Indentures (the "Forms T-1"), as amended at the time such part became effective, are being hereinafter collectively called the "Registration Statement." Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus." The form of basic prospectus included in the Registration Statement relating to the offering and sale of Debt Securities, Index Warrants, Preferred Stock, Depositary Shares and Common Stock in the form in which it has most recently

                                       4
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been filed, or transmitted for filing with the Commission on or prior to the date of this Agreement, is being hereinafter called the "Basic Prospectus." The form of prospectus supplement to the Basic Prospectus relating to the offering and sale of the Notes included in the Registration Statement, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is being hereinafter called the "Prospectus Supplement." The Basic Prospectus, as supplemented by the Prospectus Supplement, is being hereinafter called the "Prospectus." Any reference herein to any Preliminary Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus, Prospectus Supplement or Prospectus, as the case may be. Any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus Supplement or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Notes (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Prospectus Supplement or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus, the Prospectus Supplement or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed pursuant to the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. Any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to and include the Prospectus, as amended or supplemented, in relation to the Notes sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing.

         (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         (c) Each of the Registration Statement and the Prospectus, and any amendment thereof or supplement thereto, and each of the Indentures, conform or will conform in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder.

         (d) The Registration Statement, as amended as of any time, did not and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Prospectus, as amended and supplemented as of any such time, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement

                                       5
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thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of the Agent specifically for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

         (e) The Notes have been duly authorized and, when executed and authenticated in accordance with the applicable Indenture and delivered to and duly paid for by the purchasers thereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits of the applicable Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law); each of the Indentures has been duly authorized by the Company and qualified under the Trust Indenture Act; and the Indentures conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Notes.

         (f) Since the date of the most recent financial statements included in the Prospectus, as amended or supplemented, there has not been any material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

      3. Agreements of the Company. The Company agrees with the Agent that:


         (a) At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, prior to amending or supplementing the Registration Statement or the Prospectus, the Company will furnish the Agent and the Agent's counsel with a copy of each proposed amendment or supplement (other than an amendment or supplement to be made pursuant to incorporation by reference of a document filed under the Exchange Act, or a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes). The Company will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be transmitted to the Commission for filing pursuant to Rule 424(b) by an appropriate method or will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be filed with the Commission pursuant to said Rule. If the Prospectus is amended or supplemented (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), the Agent shall be furnished with such information relating to such filing as it may reasonably request, and the Agent shall not be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied that such amendment or supplement complies in all material respects with the provisions of the Act and the Exchange Act. At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, the Company will promptly advise the Agent of (i) the filing of any amendment or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), (ii) the filing or effectiveness of any amendment to the Registration Statement, (iii) the receipt by the

                                       6
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Company of comments from the Commission relating to, or requests by the
Commission for, any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Upon the Agent's request, the Company will within a reasonable time inform the Agent of the aggregate principal amount of Notes registered under the Registration Statement that remain unissued.

      (b) Within the time during which a prospectus relating to the Notes is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of the Company, during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify the Agent to suspend the solicitation of offers to purchase the Notes in its capacity as Agent and to cease sales of any Notes it may then own as principal and, to the extent required under the provision in the last sentence of this subsection (b), the Company will promptly amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance. If such amendment or supplement, and any documents, certificates, opinions and letters furnished to the Agent pursuant to subsections (i), (j) and (k) of this Section 3 in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory in all respects to the Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, the Agent will resume solicitation of offers to purchase Notes hereunder. Notwithstanding the foregoing, the Company shall not be required to comply with the provisions of subsection (b) of this
Section 3 during any period from the time the Agent shall have been notified to suspend the solicitation of offers to purchase the Notes in its capacity as Agent (whether under this subparagraph (b) or otherwise under this Agreement) to the time the Company shall determine that solicitation of offers to purchase the Notes should be resumed; provided that if the Agent holds any Notes as principal purchased pursuant to a Terms Agreement or otherwise pursuant to this Agreement, the Company shall comply with the provisions of subsection (b) of this Section 3 during the period when a Prospectus is required to be delivered pursuant to the Act.

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      (c) The Company will comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Company's proxy statements pursuant to Section 14 of the Exchange Act.

      (d) The Company will use its best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as the Agent reasonably designates, to maintain such qualifications in effect so long as required for the distribution of the Notes and, if requested by the Agent, to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

      (e) The Company will furnish to the Agent copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein), and all amendments of and supplements to the Registration Statement or the Prospectus which are filed with the Commission during the period in which a prospectus relating to the Notes is required to be delivered under the Act (including all documents filed by an amendment or supplement with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as the Agent may from time to time reasonably request.

      (f) The Company will make generally available to its security holders and to the Agent as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which any amendment of or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes) is filed pursuant to Rule 424 under the Act, which shall satisfy the provisions of Section 11(a) of the Act.

      (g) The Company shall, whether or not any sale of Notes is consummated or this Agreement is terminated, pay all expenses incident to the performance of its obligations under this Agreement and under any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the cost of printing (or other production) and delivery of the Registration Statement and the Prospectus, all amendments thereof and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements (including reasonable fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of such jurisdictions as the Agent may designate, the fees and disbursements of the Trustees, the fees of any agency that rates the Notes, the fees and expenses in connection with any listing of the Notes on the New York Stock Exchange, Inc. (the "New York Stock Exchange") or such other securities exchange agreed to in writing by the Company, the

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fees and expenses incurred with respect to any filing with the National
Association of Securities Dealers, Inc. and the reasonable fees and disbursements of Cleary, Gottlieb, Steen & Hamilton ("Cleary Gottlieb"), as counsel for the Agent, or other counsel reasonably satisfactory to both the Agent and the Company, and such other expenses, including, without limitation, advertising expenses as may be agreed upon by the Agent and the Company; provided, however, that with respect to any purchase of Notes by the Agent as principal pursuant to a Terms Agreement, the fees and disbursements of Cleary Gottlieb or other counsel to the Agent relating to such purchase shall be paid by the Agent and shall not be paid by the Company.

         (h) During the term of this Agreement, the Company shall furnish to the Agent such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, any amendments thereof or supplements thereto, the Indentures, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agent may from time to time reasonably request and shall promptly notify the Agent orally, followed by written notice of any downgrading, or of its receipt of any notice of any intended downgrading, in the rating accorded any of the Company's securities by Moody's Investor Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

         (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than (a) Pricing Supplement, (b) an amendment or supplement relating solely to an offering of securities other than the Notes or
(c) an amendment or supplement made pursuant to the incorporation by reference of a document filed under the Exchange Act), if requested by the Agent, the Company will deliver or cause to be delivered forthwith to the Agent a certificate of the Company signed by the Chairman of the Board, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, Deputy Treasurer, or any Assistant Treasurer and by the Controller or the principal financial or accounting officer of the Company (or another officer or officers acceptable to the Agent), dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to the Agent, to the effect that the statements contained in the certificate referred to in
Section 4(b)(iii) hereof that was last furnished to the Agent (either pursuant to Section 4(b)(iii) or pursuant to this Section 3(i)) are true and correct at the time of the effectiveness of such amendment or the time of filing of such supplement or document, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(b)(iii) hereof, but modified, if necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate.

         (j) Each time the Registration Statement or the Prospectus is amended or supplemented (other than (a) a Pricing Supplement, (b) an amendment or supplement relating solely to an offering of securities other than the Notes or
(c) an amendment or supplement made pursuant to the incorporation by reference of a document under the Exchange Act), if requested by the Agent, the Company shall furnish to or cause to be furnished forthwith to the Agent the written opinion of an Associate General Counsel of the Company or other counsel reasonably satisfactory to the Agent dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to the Agent, to the effect set forth in Exhibit C hereto. In lieu of such opinion, counsel last furnishing such an opinion to the Agent may furnish to the Agent a letter to the effect that the Agent may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such letter).

         (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information (other than (a) a Pricing Supplement, (b) any amendment or supplement relating solely to an offering of securities other than the Notes or
(c) an amendment or supplement made pursuant to the incorporation by reference of a document under the Exchange Act), if requested by the Agent, the Company shall cause KPMG LLP ("KPMG"), its independent certified public accountants, to furnish forthwith the Agent a letter, within three business days following the date of the effectiveness of such amendment or the date of filing of such supplement or document, as the case may be (provided that, in the event any Settlement Date falls within such three business day period, such letter will be delivered on or prior to such Settlement Date), in form satisfactory to the Agent, of the same tenor as the letter referred to in Section 4(b)(iv) hereof, but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, KPMG may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement.

         (l) Each acceptance by the Company of an offer for the purchase of Notes and each sale of Notes to the Agent as principal shall be deemed to be an affirmation that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects at the time of such acceptance or sale, as the case may be, as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or the Agent, or the Agent as principal, of the Notes relating to such acceptance, as the case may be, as though made at and as of such time (and it is understood that such representations and

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warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

         (m) Anything to the contrary in this Section 3 notwithstanding, if, at the time of any required notice, amendment or supplement to the Registration Statement or the Prospectus, the Company shall have instructed the Agent to suspend solicitation of offers to purchase the Notes in its capacity as Agent of the Company and the Agent does not then hold any Notes acquired by it as principal pursuant to a Terms Agreement, the Company shall not be obligated to furnish or cause to be furnished to the Agent any notice, certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of offers to purchase the Notes should be resumed; and provided further that, prior to resuming such solicitation the Agent shall be entitled to receive any such notices, certificates, opinions or letters not previously furnished, accurate as of the date of such notice, certificate, opinion or letter.

      4. Conditions to the Obligations of the Agent. The Agent's obligations to solicit offers to purchase Notes as agent of the Company, the Agent's obligations to purchase Notes as principal pursuant to any Terms Agreement or otherwise and the obligation of any other purchaser to purchase Notes from the Company will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of the Agent's obligations to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of the Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

         (a) On the corresponding Settlement Date:

            (i) There shall not have occurred any change in or affecting particularly the business or properties of the Company and its subsidiaries from that set forth in the Registration Statement, as amended or supplemented, that, in the Agent's judgment, makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus except, in the case of any purchase of Notes by the Agent as principal, as disclosed to the Agent in writing by the Company before it accepted the offer to purchase such Notes.

            (ii) There shall not have occurred any (A) suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on the New York Stock Exchange, (B) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or (C) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency that, in the Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (ii)(A) through (C), such event makes it, in the Agent's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by the Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

            (iii) There shall not have been any downgrading, nor any notice given of any intended downgrading, in the rating accorded any of the Company's securities by Moody's or Standard & Poor's or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act, except, in the case of any purchase of Notes by the Agent as principal, as disclosed to the Agent in writing by the Company before it accepted the offer to purchase such Notes.

         (b) On the Commencement Date and, if called for by any agreement by the Agent to purchase Notes as principal, on the corresponding Settlement Date:

            (i) The Company shall have furnished to the Agent the opinion of an Associate General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Agent) on the Commencement Date, and on the Settlement Date will furnish the opinion of an Associate General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Agent) and, if called for by a Terms Agreement, the opinion of other counsel, dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit C hereto.

            (ii) The Agent shall have received from Cleary Gottlieb (or other counsel reasonably acceptable to the Agent and the Company), counsel for the Agent, an opinion dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit D hereto.

            (iii) The Company shall have furnished to the Agent a certificate of the Company, signed by the Chairman of the Board, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Deputy Treasurer, or any Assistant Treasurer and by the Controller or the principal financial or accounting officer of the Company (or another officer or officers acceptable to the Agent), dated the Commencement Date or the Settlement Date, as the case may be, to the effect that each signatory of such certificate, to the best of his or her knowledge, after reasonable investigation, certifies that:

               (A) the representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied as a condition to the obligations of the Agent under this Agreement;

               (B) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, have been threatened; and

               (C) since the date of the most recent financial statements included in the Prospectus, as amended and supplemented, there has been no material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

            (iv) KPMG, or another nationally recognized independent accounting firm, shall have furnished to the Agent a letter or letters, dated the Commencement Date or the Settlement Date, as the case may be, in form and substance reasonably satisfactory to the Agent, to the effect set forth in Exhibit E hereto.

            (v) The Company shall have furnished to the Agent such appropriate further information, certificates and documents as the Agent may reasonably request.

      5. Indemnification and Contribution.


         (a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, the Prospectus, or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use in the preparation thereof and such indemnity with respect to any preliminary prospectus, the Prospectus or any preliminary supplemental prospectus, shall not inure to the benefit of the Agent (or any person controlling the Agent) if the Company shall have delivered sufficient quantities of the Prospectus, as amended and supplemented, to the Agent within a reasonable time prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so amended and supplemented (excluding documents incorporated by reference) was not sent or given to such person by the Agent at or prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to such person in any case where such sending or giving of a prospectus is required by the Act, and the untrue statement or omission of a material fact contained in such preliminary prospectus, such Prospectus or such preliminary supplemental prospectus, was corrected in the Prospectus, as so amended and supplemented, provided to the Agent.


         (b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, the Prospectus or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent participating in the offering that gave rise to such losses, claims, damages or liabilities on the other from the offering of such Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other in connection with the offering of such Notes shall be deemed to be in the same proportion as the total net proceeds from the offering of such Notes by the Agent (before deducting expenses) received by the Company bear to the total commissions received by the Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes were offered and sold to the public by the Agent exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

            (e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the Act or the Exchange Act; and the obligations of the Agent under this Section 5 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

      6. Termination of the Appointment of the Agent. This Agreement may be terminated at any time by either party hereto upon the giving of written notice of such termination to the other party hereto. The termination of this Agreement shall not require termination of any agreement by the Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement. If this Agreement is terminated, neither party shall have any liability to the other party hereto, except as provided in the first sentence of the second paragraph of Section 1(a), the last proviso of
Section 3(b), and Sections 3(f), 3(g), 5, 7 and 11 hereof, and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the Company's representations and warranties stated in Section 2 and its obligations under Sections 1(c), 3(a), 3(b), 3(c), 3(e), 3(h), 3(i), 3(j), 3(k), 3(l) and 4 hereof shall also remain in full force and effect in favor of such purchaser or agent and not be terminated until the delivery of such Notes.

      7. Representations and Indemnities to Survive. With respect to the Agent's solicitation of offers to purchase Notes as agent of the Company or the Agent's obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise, the respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive delivery of and payment for the Notes for a period extending to the earlier of (i) three years from the corresponding Settlement Date for such Notes or (ii) the expiration of any applicable statute of limitations governing such solicitation or purchase of Notes.

      8. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Agent, will be mailed, delivered or transmitted to it by any standard form of telecommunications at:


                  Salomon Smith Barney Inc.
                  388 Greenwich St.
                  New York, NY 10013
                  Attention: Medium-Term Note Department
                  Fax:  (212) 816-0949
or, if sent to the Company, will be mailed, delivered or transmitted by any standard form of telecommunications at:

                  Citigroup Inc.
                  153 East 53rd Street
                  New York, NY 10043
                  Attention:  Treasury
                              Reference Medium-Term Note Program,
                  Series F
                  Fax: (212) 793-5629

                  and

                  425 Park Avenue
                  New York, New York 10022
                  Attention: Corporate Law/Capital Markets - Associate General Counsel
                  Reference Medium-Term Note Program
                  Fax:  (212) 793-8121

Any party to this Agreement may change the address to which notices or communications to it shall be directed by giving notice in writing to the other parties hereto.

      9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 5 hereof. Nothing expressed or implied in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 5 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof, except to the extent provided for in Section 4 hereof, are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. This Agreement and the rights and obligations of the Agent hereunder may not be assigned without the prior written consent of the Company.

      10. Waivers, Etc. Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a "Right") shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

      11. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

If the foregoing is in accordance with the Agent's understanding of this agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the Agent's acceptance shall represent a binding agreement between the Company and the Agent.

                                    Very truly yours,

                                    CITIGROUP INC.


                                    By:  /s/ Charles E. Wainhouse
                                         Name: Charles E. Wainhouse
                                         Title: Assistant Treasurer


The foregoing Agreement
is hereby confirmed and
accepted as of the date
first written above.

SALOMON SMITH BARNEY INC.



By:  /s/ Jeffrey A. Drake
     --------------------
     Name: Jeffrey A. Drake
     Title:   Vice President

                                                                      Schedule 1


                                 Citigroup Inc.
                                Medium-Term Notes
                               Commission Schedule

            Unless otherwise agreed at the time of trade, Citigroup agrees to pay each Selling Agent a commission equal to the following percentage of the principal amount of Notes sold to purchasers solicited by such Selling Agent:

            Term                                Commission Rate
            ----                                ---------------
       9 months to less than 1 year                 0.05%

       1 year to less than 18 months                0.075%

       18 months to less than 2 years               0.15%

       2 years to less than 3 years                 0.20%

       3 years to less than 4 years                 0.225%

       4 years to less than 5 years                 0.275%

       5 years to less than 6 years                 0.325%

       6 years to less than 7 years                 0.35%

       7 years to less than 10 years                0.375%

       10 years to less than 12 years               0.425%

       12 years to less than 15 years               0.450%

       15 years to less than 20 years               0.525%

       20 years to less than 30 years               0.875%

       30 years to less than 50 years               0.875%

       50 years to less than 60 years               to be negotiated

       Greater than 60 years                        to be negotiated


                                      S 1-1

                                                                       Exhibit A

                                 CITIGROUP INC.

                       MEDIUM-TERM SENIOR NOTES, SERIES F

                    MEDIUM-TERM SUBORDINATED NOTES, SERIES F

                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE

                                 TERMS AGREEMENT


                                                              Dated: _____, 2003


Citigroup Inc.
153 East 53rd Street
New York, NY 10043

Attention: Treasurer

      Re:   Distribution Agreement dated March 12, 2003
            (the "Distribution Agreement")

            Subject to the terms and provisions stated below, the undersigned agrees to purchase the following principal amount of your (check box):

            [ ] Medium-Term Senior Notes, Series F, Due Nine Months or More from the Date of Issue: $ ; and/or

            [ ] Medium-Term Subordinated Notes, Series F, Due Nine Months or More from the Date of Issue: $ .


For All Notes:                  For Fixed Rate Notes:           For Floating Rate Notes:
--------------                  ---------------------           ------------------------
Purchase Price:                 Interest Rate:          Base Rate:

For All Notes:                  For Fixed Rate Notes:           For Floating Rate Notes:
--------------                  ---------------------           ------------------------
Price to Public:                                                Index Maturity:

Settlement Date and time:                                       Spread:


Place of delivery:                                              Spread Multiplier:

Original Issue Date:            Amortization
                                Schedule:

Date on which interest
begins to accrue (if
different from Original
Issue Date):

Specified Currency:                                             Initial Interest Rate:


For All Notes:                  For Fixed Rate Notes:           For Floating Rate Notes:
--------------                  ---------------------           ------------------------
Maturity Date:                                                  Interest Reset Dates:

Interest Payment                                                Maximum Interest Rate:
Dates:

Regular Record Dates:

Exchange Rate Agent:

Option to receive
payments in specified
currency other than
U.S. Dollars:

Sinking fund:


For All Notes:                  For Fixed Rate Notes:           For Floating Rate Notes:
--------------                  ---------------------           ------------------------
Total amount OID:

Original yield to                                               Minimum Interest Rate:
maturity:

Renewal terms:

Option to elect
repayment:

Optional Repayment
Dates:

Optional Repayment
prices:


For All Notes:                  For Fixed Rate Notes:           For Floating Rate Notes:
--------------                  ---------------------           ------------------------
Optional Interest Rate
Reset:

Optional Reset Dates:

Optional extension of
maturity:

Length of extension
period:

Number of extension
periods:

Final Maturity Date:


For All Notes:                  For Fixed Rate Notes:           For Floating Rate Notes:
--------------                  ---------------------           ------------------------
Depositary:

Optional Redemption                                             Interest Reset Period:
Date(s):

Initial Redemption                                              Interest payment
Date:                                                           Period:

Initial Redemption                                              Calculation Agent:
Percentage:

Annual redemption
percentage decrease:

Other terms:


            The provisions of Sections 1(b) and (c) and 2 through 11 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

            [Insert only if Agent is acting as principal: Between the date of this Agreement and the Settlement Date with respect to this Agreement, you will not, without the undersigned's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Medium-Term Senior Notes, Series F, Due Nine Months or More from the Date of Issue and the Medium-Term Subordinated Notes, Series F, Due Nine Months or More from the Date of Issue (other than (i) the Notes to be sold pursuant to this Agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided herein.]

            The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required:

                                         SALOMON SMITH BARNEY INC.

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted:
CITIGROUP INC.

By
   ---------------------------------
   Name:
   Title:

                                                                       Exhibit B

                                 CITIGROUP INC.

                   Medium-Term Notes Administrative Procedures

                               ____________, 2003

            The Medium-Term Senior Notes, Series F, Due Nine Months or More from the Date of Issue (the "Senior Notes") and the Medium-Term Subordinated Notes, Series F, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes") of Citigroup Inc. (the "Company") are to be offered on a continuing basis. Salomon Smith Barney Inc. has agreed, as agent, to solicit purchases of the Notes issued in fully registered form. (The term "Agent" when used in these Administrative Procedures, means Salomon Smith Barney Inc.). The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Distribution Agreement between the Company and the agents named therein (including the Agent) dated the date hereof (the "Distribution Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). The Bank of New York ("BONY") is the trustee under the Indenture, dated as of March 15, 1987, as amended from time to time, under which the Senior Notes will be issued (the "Senior Debt Indenture"). Bank One Trust Company, N.A. ("Bank One") is the trustee (together with BONY, the "Trustees") under the Indenture, dated as of April 12, 2001, as amended from time to time, under which the Subordinated Notes will be issued (the "Subordinated Debt Indenture" and, together with the Senior Debt Indenture, the "Indentures"). The Senior Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Subordinated Notes will be subordinate and junior in the right of payment to all Senior Indebtedness of the Company, to the extent and in the manner set forth in the Subordinated Debt Indenture.

            The Distribution Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by the Agent acting solely as principal, unless otherwise agreed to between the Company and the Agent acting as principal.

            Each Note will be represented by either a Global Security (as defined hereinafter) or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Each Global Security representing Senior Notes and each Global Security representing Subordinated Notes will be delivered to Citibank, N.A. ("Citibank") acting as agent for The Depository Trust Company or any successor depository selected by the Company ("DTC," which term, as used herein, includes any successor depository selected by the Company), and will be recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

            The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent, Citibank and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery.

            Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes." The Company will appoint and enter into agreements with agents (each a "Calculation Agent") to calculate interest rates on Floating Rate Notes. Unless otherwise specified in a Pricing Supplement, Citibank will be the Calculation Agent for each Senior Note that is a Floating Rate Note and each Subordinated Note that is a Floating Rate Note. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Distribution Agreement shall control. The Company has appointed Citibank to act as paying agent.

                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes

            In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Citibank (in such capacity, the "DTC Agent") will perform the custodial, document control and administrative functions described below for the Senior Notes and the Subordinated Notes, respectively. Citibank will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Citibank to DTC dated as of March 10, 2003 and a Medium-Term Note Certificate Agreement between Citibank and DTC, dated as of October 31, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                    On any date of settlement (as defined
                             under "Settlement" below) for one or
                             more Book-Entry

                             Notes, the Company will issue a
                             single global security in fully
                             registered form without coupons (a
                             "Global Security") representing up
                             to $500,000,000 principal amount of
                             all such Book-Entry Notes of the
                             same Series that have the same
                             Original Issue Date, Original Issue
                             Discount provisions, if any,
                             Interest Payment Dates, Regular
                             Record Dates, Interest Payment
                             Period, redemption, repayment and
                             extension provisions, if any, Stated
                             Maturity, and, in the case of Fixed
                             Rate Notes, interest rate, and
                             amortization schedule, if any, or,
                             in the case of Floating Rate Notes,
                             Initial Interest Rate, Base Rate,
                             Index Maturity, Interest Reset
                             Period, Interest Reset Dates, Spread
                             and/or Spread Multiplier, if any,
                             Minimum Interest Rate, if any, and
                             Maximum Interest Rate, if any and,
                             in each case, any other relevant
                             terms (collectively, the "Terms").
                             Each Global Security will be dated
                             and issued as of the date of its
                             settlement. Each Global Security
                             will bear an Original Issue Date,
                             which will be (i) with respect to an
                             original Global Security (or any
                             portion thereof), the Original Issue
                             Date specified in such Global
                             Security and (ii) following a
                             consolidation of Global Securities,
                             with respect to the Global Security
                             resulting from such consolidation,
                             the most recent Interest Payment
                             Date to which interest has been paid
                             or duly provided for on the
                             predecessor Global Securities,
                             regardless of the date of
                             authentication of such resulting
                             Global Security. No Global Security
                             will represent (i) both Fixed Rate
                             and Floating Rate Book-Entry Notes
                             or (ii) any Certificated Note or
                             (iii) both Senior Notes and
                             Subordinated Notes.



Identification Numbers:      The Company has arranged with the CUSIP
                             Service Bureau of Standard & Poor's
                             Corporation (the "CUSIP Service
                             Bureau") for the reservation of two
                             series of CUSIP numbers, one for Senior
                             Notes and one for Subordinated Notes,
                             each of which series consists of
                             approximately 900 CUSIP numbers and
                             relates to Global Securities
                             representing Book-Entry Notes and
                             book-entry
                             medium-term notes issued by the
                             Company with other Series
                             designations. The DTC Agents, the
                             Company and DTC have obtained from
                             the CUSIP Service Bureau a written
                             list of such reserved CUSIP numbers.
                             The DTC Agents will assign CUSIP
                             numbers to Global Securities as
                             described below under Settlement
                             Procedure "B." DTC will notify the
                             CUSIP Service Bureau periodically of
                             the CUSIP numbers that the DTC
                             Agents have assigned to Global
                             Securities. The DTC Agent will
                             notify the Company at any time when
                             fewer than 100 of the reserved CUSIP
                             numbers remain unassigned to Global
                             Securities, and, if it deems
                             necessary, the Company will reserve
                             additional CUSIP numbers for
                             assignment to Global Securities.
                             Upon obtaining such additional CUSIP
                             numbers, the Company shall deliver a
                             list of such additional CUSIP
                             numbers to either or both DTC
                             Agents, as needed, and to DTC.

Registration:                Global Securities will be issued only
                             in fully registered form without
                             coupons.  Each Global Security will be
                             registered in the name of CEDE & CO.,
                             as nominee for DTC, on the securities
                             register for the Notes (the "Securities
                             Register") maintained under the
                             applicable Indenture.  The beneficial
                             owner of a Book-Entry Note (or one or
                             more indirect participants in DTC
                             designated by such owner) will
                             designate one or more participants in
                             DTC (with respect to such Book-Entry
                             Note, the "Participants") to act as
                             agent or agents for such owner in
                             connection with the book-entry system
                             maintained by DTC, and DTC will record
                             in book-entry form, in accordance with
                             instructions provided by such
                             Participants, a credit balance with
                             respect to such beneficial owner in
                             such Book-Entry Note in the account of
                             such Participants.  The ownership
                             interest of such beneficial owner (or
                             such participant) in such Book-Entry
                             Note will be recorded through the
                             records of such Participants or through
                             the separate records of such
                             Participants and one or more indirect
                             participants in DTC.

Transfers:                   Transfers of a Book-Entry Note will be
                             accomplished by book entries made by
                             DTC and, in turn, by Participants (and
                             in certain cases, one or more indirect
                             participants in DTC) acting on behalf
                             of beneficial transferors and
                             transferees of such Note.

Exchanges:                   The DTC Agent may deliver to DTC and
                             the CUSIP Service Bureau at any time a
                             written notice of consolidation (a copy
                             of which shall be attached to the
                             resulting Global Security described
                             below) specifying (i) the CUSIP numbers
                             of two or more outstanding Global
                             Securities that represent (A) Fixed
                             Rate Book- Entry Notes of the same
                             Series and having the same Terms and
                             for which interest has been paid to the
                             same date or (B) Floating Rate
                             Book-Entry Notes of the same Series and
                             having the same Terms and for which
                             interest has been paid to the same
                             date, (ii) a date, occurring at least
                             thirty days after such written notice
                             is delivered and at least thirty days
                             before the next Interest Payment Date
                             for such Book-Entry Notes, on which
                             such Global Securities shall be
                             exchanged for a single replacement
                             Global Security and (iii) a new CUSIP
                             number to be assigned to such
                             replacement Global Security.   Upon
                             receipt of such a notice, DTC will send
                             to its participants (including the DTC
                             Agent for such replacement Global
                             Security) a written reorganization
                             notice to the effect that such exchange
                             will occur on such date. Prior to the
                             specified exchange date, such DTC Agent
                             will deliver to the CUSIP Service
                             Bureau a written notice setting forth
                             such exchange date and such new CUSIP
                             number and stating that, as of such
                             exchange date, the CUSIP numbers of the
                             Global Securities to be exchanged will
                             no longer be valid.  On the specified
                             exchange date, such DTC Agent will
                             exchange such Global Securities for a
                             single Global Security bearing the new
                             CUSIP number and a new Original Issue
                             Date, which shall be the last date to
                             which interest has been paid on the
                             underlying Book-Entry Notes, and the
                             CUSIP numbers of the exchanged Global
                             Securities will, in accordance with
                             CUSIP Service Bureau
                             procedures, be canceled and not
                             immediately reassigned. Upon such
                             exchange, the DTC Agent will mark
                             the predecessor Global Security
                             "canceled," make appropriate entries
                             in the DTC Agent's records and
                             destroy such canceled Global
                             Security in accordance with the
                             terms of the applicable Indenture
                             and deliver a certificate of
                             destruction to the Company.
                             Notwithstanding the foregoing, if
                             the Global Securities to be
                             exchanged exceed $500,000,000 in
                             aggregate principal amount, one
                             Global Security will be
                             authenticated and issued to
                             represent each $500,000,000 of
                             principal amount of the exchanged
                             Global Securities and an additional
                             Global Security will be
                             authenticated and issued to
                             represent any remaining principal
                             amount of such Global Securities
                             (see "Denominations" below).

Maturities:                  Each Book-Entry Note will mature on
                             a date nine months or more after the
                             issue date for such Note. A Floating
                             Rate Book-Entry Note will mature
                             only on an Interest Payment Date for
                             such Note.

Denominations:               Book-Entry Notes will be issued in
                             principal amounts of $1,000 or any
                             amount in excess thereof that is an
                             integral multiple of $1,000.  If
                             Book-Entry Notes are denominated in a
                             Specified Currency other than U.S.
                             dollars, the denominations of such
                             Notes will be determined pursuant to
                             the provisions of the applicable
                             Pricing Supplement.  Global Securities
                             will be denominated in principal
                             amounts not in excess of $500,000,000
                             (or the equivalent thereof).  If one or
                             more Book-Entry Notes having an
                             aggregate principal amount in excess of
                             $500,000,000 (or the equivalent
                             thereof) would, but for the preceding
                             sentence, be represented by a single
                             Global Security, then one Global
                             Security will be authenticated and
                             issued to represent each $500,000,000
                             principal amount (or the equivalent
                             thereof) of such Book-Entry Note or
                             Notes and an additional Global Security
                             will be authenticated and issued to
                             represent any remaining principal
                             amount of such Book-Entry Note or
                             Notes.  In such a case, each of the
                             Global Securities
                             representing such Book-Entry Note or
                             Notes shall be assigned the same
                             CUSIP number.

Notice of Redemption Dates:  The DTC Agent will, with respect to the Notes, give notice to DTC prior
                             to each Redemption Date (as
                             specified in the Note) if any at the
                             time and in the manner set forth in
                             the applicable Letter of
                             Representations.

Interest:                    General. Unless otherwise indicated
                             in the applicable Pricing
                             Supplement, interest, if any, on
                             each Book-Entry Note will accrue
                             from the Original Issue Date (or
                             such other date on which interest
                             otherwise begins to accrue (if
                             different than the Original Issue
                             Date)) of the Global Security
                             representing such Book-Entry Note
                             for the first interest period or the
                             last date to which interest has been
                             paid, if any, for each subsequent
                             interest period, on the Global
                             Security representing such
                             Book-Entry Note, and will be
                             calculated and paid in the manner
                             and on the Interest Payment Dates
                             described in such Book-Entry Note
                             and in the Prospectus (as defined in
                             the Distribution Agreement), as
                             supplemented by the applicable
                             Pricing Supplement. Unless otherwise
                             specified, each payment of interest
                             on a Book-Entry Note will include
                             interest accrued to but excluding
                             the Interest Payment Date; provided,
                             that in the case of Floating Rate
                             Notes that reset daily or weekly,
                             interest payments will include
                             interest accrued to but excluding
                             the next preceding Regular Record
                             Date, except that at stated
                             Maturity, the interest payable will
                             include interest accrued to, but
                             excluding, the Maturity. Interest
                             payable at the Maturity of a
                             Book-Entry Note will be payable to
                             the Person to whom the principal of
                             such Note is payable. Standard &
                             Poor's Corporation will use the
                             information received in the pending
                             deposit message described under
                             Settlement Procedure "C" below in
                             order to include the amount of any
                             interest payable and certain other
                             information regarding the related
                             Global Security in the appropriate
                             (daily or weekly) bond report
                             published by Standard & Poor's
                             Corporation.

                             Regular Record Dates. Unless otherwise indicated in the applicable Pricing Supplement, the Regular
                             Record Date with respect to any Interest Payment
                             Date (i) for a Floating Rate Note shall be the Business Day immediately preceding such Interest
                             Payment Date and (ii) for a Fixed Rate Note or
                             Indexed Rate Note shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date.

Payments of Principal and    Payment of Interest Only.  Promptly after each
Interest:                    Regular Record Date, the DTC Agent for each Global
                             Security will deliver to the Company and DTC a
                             written notice setting forth, by CUSIP number, the
                             amount of interest to be paid on each Global
                             Security on the following Interest Payment Date
                             (other than an Interest Payment Date coinciding
                             with Maturity) and the total of such amounts. DTC
                             will confirm the amount payable on each Global
                             Security on such Interest Payment Date by reference
                             to the appropriate (daily or weekly) bond reports
                             published by Standard & Poor's Corporation. The
                             Company will pay to Citibank for the Notes
                             represented by such Global Security the total
                             amount of interest due on such Interest Payment
                             Date (other than at Maturity), and Citibank will
                             pay such amount to DTC, at the times and in the
                             manner set forth below under "Manner of Payment."
                             If any Interest Payment Date for a Book-Entry Note
                             is not a Business Day, the payment due on such day
                             shall be made on the next succeeding Business Day
                             and no interest shall accrue as a result of such
                             delayed payment. In the case of a Floating Rate
                             Note that is a LIBOR note or a EURIBOR note (each
                             as described in the Prospectus), if postponement to
                             the next business day would cause the interest
                             payment date to be in the next succeeding calendar
                             month, the Interest Payment Date will instead be
                             the immediately preceding Business Day.

                             Payments at Maturity or Upon Redemption. On or about the first Business Day of each month, the DTC
                             Agent will, with respect to the Global

                             Securities for which it acts as DTC Agent, deliver to the Company, DTC and the Trustee a written list of principal and interest to be paid on each Global
                             Security maturing either at Maturity or on a Redemption Date in the following month. The DTC
                             Agent for each Global Security, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global
                             Security on or about the fifth Business Day preceding the Maturity Date or Redemption Date of such Global Security. On or before such Maturity or Redemption, the Company will pay to Citibank for the Notes represented by such Global Security the principal amount or redemption price of such Global
                             Security, together with interest due at such Maturity or redemption in the manner set forth below under "Manner of Payment." Citibank will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Security representing
                             Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or Redemption Date.
                             Promptly after payment to DTC of the principal and interest or redemption price due on the Maturity
                             Date or Redemption Date of such Global Security, the Trustee for such Global Security will cancel and destroy such Global Security in accordance with the applicable Indenture and, if requested, deliver a certificate of destruction to the Company.

                             Manner of Payment. The total amount of any principal and interest or redemption price due on Global Securities on any Interest Payment Date or at Maturity or upon redemption or repayment shall be paid by the Company to Citibank for the Notes represented by such Global Security in immediately available funds no later than 9:30 A.M. (New York
                             City time) on such date. The Company will make such payment on such Global Securities by instructing
                             Citibank to withdraw funds from an account maintained by

                             the Company with the DTC Agent for the Notes represented by such Global Securities. The Company will confirm any such instructions in writing to Citibank. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, Citibank will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such Maturity Date or Redemption Date. On each Interest
                             Payment Date (other than at Maturity), interest payments shall be made to DTC, in same day funds, in accordance with existing arrangements between the relevant DTC Agent and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective
                             Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent), Citibank or such DTC Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                             If an issue of Notes is denominated in a currency other than the U.S. dollar, the Company will make payments of principal and any interest in the currency in which the Notes are denominated (the
                             "foreign currency") or in U.S. dollars. DTC has elected to have all such payments of principal and interest in U.S. dollars unless notified by any of its Participants through which an interest in the Notes is held that it elects, in accordance with and to the extent permitted by the applicable
                             Pricing Supplement and the Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest and twelve days prior to the date for payment of principal, such Participant shall notify DTC of (i) its election to receive all, or the specified portion, of such payment in the foreign currency and (ii) its instructions for wire transfer of such payment to a foreign currency account.

                             DTC will notify Citibank on or prior to the fifth
                             Business Day after the record date for payment of interest and ten days prior to the date for payment of principal of the portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and Citibank shall use such instructions to pay the Participants directly.
                             If DTC does not so notify Citibank, it is understood that only U.S. dollar payments are to be made. Citibank shall notify DTC on or prior to the second Business Day prior to payment date of the conversion rate to be used and the resulting U.S.
                             dollar amount to be paid per $1,000 face amount. In the event that Citibank's quotation to convert the foreign currency into U.S. dollars is not available, Citibank shall notify DTC's Dividend
                             Department that the entire payment is to be made in the foreign currency. In such event, DTC will ask its Participants for payment instructions and forward such instructions to Citibank and Citibank shall use such instructions to pay the Participants directly.

                             Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest or principal or redemption payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon Company's    Company Notice to the Trustee regarding Exercise of
Exercise of Optional Reset   Optional Reset.  Not less than 45 or more than 60
or Optional Extension        days before an Optional Reset Date as set forth in
of Maturity:                 a Book-Entry Note, the Company will notify the
                             Trustee for such Book-Entry Note whether it is
                             exercising its option to reset the

                             interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note, and if so, (i) the new interest rate or Spread or Spread
                             Multiplier, as the case may be, for such Book-Entry
                             Note during the period from such Optional Reset
                             Date to the next Optional Reset Date as set forth in such Book-Entry Note or, if there is no such next Optional Reset Date, to the Stated Maturity of such Book-Entry Note (the "Subsequent Interest
                             Period"); and (ii) the provisions, if any, for redemption of such Book-Entry Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                             Company Notice to the Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Book-Entry Note, to extend the Stated Maturity of such Note, it will so notify the Trustee for such Book-Entry Note no less than 45 or more than 60 days before the Stated Maturity of such Book-Entry
                             Note, and will further indicate (i) the new Stated
                             Maturity; (ii) the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                             Trustee Notice to DTC regarding Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Book-Entry Note will deliver a notice to DTC not less than 40 days before the Optional Reset Date
                             (in which case a "Reset Notice") or the Stated
                             Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension
                             Notice shall identify

                             such Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-Entry Note.

                             Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, DTC exercises the option for repayment by tendering the Global Security representing the Book-Entry Note to be repaid as set forth in such Note, the Trustee for such Book-Entry Note shall give notice to the Company not less than 22 days before the Optional Reset
                             Date or the old Stated Maturity, as the case may be, of the principal amount of Book-Entry Notes to be repaid on such Optional Reset Date or old Stated
                             Maturity, as the case may be.

                             Company Notice regarding New Interest Rate or New
                             Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread
                             Multiplier provided for in the Reset Notice and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Book-Entry Note. The Trustee will immediately thereafter notify DTC of the new interest rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                             Trustee Notice to Company regarding DTC Revocation of Option to be Repaid. If, after DTC has tendered any Book-Entry Notes for repayment pursuant to an Extension Notice or an Reset Notice, DTC then revokes such tender for repayment, the Trustee for such Book-Entry Notes shall give notice to the Company not less than five days prior to the Stated
                             Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.

                             Deposit of Repayment Price. On or before any old
                             Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with Citibank an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional
                             Reset Date, as the case may be. Citibank will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedures upon              Company Notice to Trustee regarding Exercise of
Company's Exercise           Optional Redemption.  At least 45 days prior to the
of Optional Redemption:      date on which it intends to redeem a Book-Entry
                             Note, the Company will notify the Trustee for such
                             Book-Entry Note that it is exercising such option
                             with respect to such Book-Entry Note on such date
                             and the redemption price of such Book-Entry Notes.

                             Trustee Notice to DTC regarding Company's Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee will, at least 30 days before the Redemption Date for such Book-Entry
                             Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                             Deposit of Redemption Price. On or before any Redemption Date, the Company shall deposit with Citibank an amount of money sufficient to pay the redemption price, plus interest accrued to such Redemption Date, for all the Book-Entry Notes or portions thereof for which each Trustee serves as Trustee and which are to be repaid on such Redemption Date. Citibank will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Payments of Principal        Trustee Notice to Company of Option to be Repaid.
and Interest Upon            Upon receipt of notice of exercise of the option
Exercise of Optional         for repayment and the Global Securities representing
Repayment (Except            the Book-Entry Notes so to be repaid as set forth in
Pursuant to                  such Notes, the Trustee for such Book-Entry Notes
Company's Exercise           shall (unless such notice was received pursuant to
of Optional Reset or         the Company's exercise of an optional reset or an
Optional Extension):         optional extension of maturity, in each of which
                             cases the relevant procedures set forth above are
                             to be followed) give notice to the Company not less
                             than 20 days prior to each Optional Repayment Date
                             of such Optional Repayment Date and of the
                             principal amount of Book-Entry Notes to be repaid
                             on such Optional Repayment Date.

                             Deposit of Repayment Price. On or prior to any Optional Repayment Date, the Company shall deposit with Citibank an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Citibank will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate           The Company and the Agent will discuss from time to
Setting and Posting:         time the aggregate principal amount of, the issuance
                             price of, and the interest rates to be borne by,
                             Book-Entry Notes that may be sold as a result of
                             the solicitation of orders by the Agent. If the
                             Company decides to set prices of, and rates borne
                             by, any Book-Entry Notes in respect of which the
                             Agent is to solicit orders (the setting of such
                             prices and rates to be referred to herein as
                             "posting") or if the Company decides to change
                             prices or rates previously posted by it, it will
                             promptly advise the Agent of the prices and rates
                             to be posted.

Acceptance and Rejection of  Unless otherwise instructed by the Company, the Agent
Orders: will advise the Company promptly by telephone of all orders to purchase Book-Entry Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the right to accept orders to purchase
                             Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of Pricing       If any order to purchase a Book-Entry Note is
Supplement:                  accepted by or on behalf of the Company, the
                             Company will prepare a pricing supplement (a
                             "Pricing Supplement") reflecting the terms of such
                             Book-Entry Note, will file one copy thereof by
                             electronic submission with the Commission in
                             accordance with the applicable paragraph of Rule
                             424(b) under the Act, will deliver such number of
                             copies thereof to the Agent as the Agent shall
                             request. If required, the Agent will file such
                             Pricing Supplement with the National Association of
                             Securities Dealers, Inc. (the "NASD"). The Agent
                             will cause a Prospectus and such Pricing Supplement
                             to be delivered to the purchaser of such Book-Entry
                             Note.

                             In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing
                             Supplement to Prospectuses prior to their use.
                             Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

                             Copies of the appropriate number of Pricing
                             Supplements shall be delivered to the Agent at the following address by 11:00 A.M., New York City time, on the Business Day following the acceptance of an offer by or on behalf of the Company: to Salomon Smith Barney Inc., Brooklyn Army Terminal,
                             140 58th Street, 8th Floor, Brooklyn, New York
                             11220 (with a copy transmitted by telecopy to (718)
                             765-6734, Attention: Annabelle Avila).

Suspension of Solicitation;  Subject to the Company's representations, warranties
Amendment or Supplement:     and covenants contained in the Distribution
                             Agreement, the Company may instruct the Agent to
                             suspend at any time, for any period of time or
                             permanently, the solicitation of orders to purchase
                             Book-Entry Notes. Upon receipt of such
                             instructions, the Agent will

                             forthwith suspend solicitation until such time as the Company has advised it such solicitation may be resumed.

                             In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent, the Trustees and the DTC
                             Agents whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The
                             Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:      A copy of the Prospectus and a Pricing Supplement
                             relating to a Book-Entry Note must accompany or
                             precede the earliest of any written offer of such
                             Book-Entry Note, confirmation of the purchase of
                             such Book-Entry Note and payment for such
                             Book-Entry Note by its purchaser. If notice of a
                             change in the terms of the Book-Entry Notes is
                             received by the Agent between the time an order for
                             a Book-Entry Note is placed and the time written
                             confirmation thereof is sent by the Agent to a
                             customer or his agent, such confirmation shall be
                             accompanied by a Prospectus and Pricing Supplement
                             setting forth the terms in effect when the order
                             was placed. The Agent will deliver a Prospectus and
                             Pricing Supplement as herein described with respect
                             to each Book-Entry Note sold by it. The Company
                             will make such delivery if such Book-Entry Note is
                             sold directly by the Company to a purchaser (other
                             than the Agent).

Confirmation:                For each order to purchase a Book-Entry Note
                             solicited by the Agent and accepted by or on behalf
                             of the Company, the Agent will issue a confirmation
                             to the purchaser, with a copy to the Company,
                             setting forth the details set forth above

                             and delivery and payment instructions.

Settlement:                  The receipt by the Company of immediately available
                             funds in payment for a Book-Entry Note and the
                             authentication and issuance of the Global Security
                             representing such Book-Entry Note shall constitute
                             "settlement" with respect to such Book-Entry Note,
                             and the date of such settlement, the "Settlement
                             Date." All orders accepted by the Company will be
                             settled on the third Business Day next succeeding
                             the date of acceptance pursuant to the timetable
                             for settlement set forth below unless the Company
                             and the purchaser agree to settlement on another
                             day which shall be no earlier than the Business Day
                             next succeeding the date of sale.

Settlement Procedures:       Settlement Procedures with regard to each
                             Book-Entry Note sold by the Company to or through
                             the Agent, except pursuant to a Terms Agreement,
                             shall be as follows:

                             A.   The Agent will advise the Company by telephone
                                  (or by facsimile or other acceptable written means) that such Note is a Book-Entry Note and of the following settlement information:

                                  1.  Principal or face amount.

                                  2.  Series.

                                  3.  Stated Maturity.

                                  4. In the case of a Fixed Rate Book-Entry
                             Note, the interest rate and reset, redemption, repayment and extension provisions (if any) or, in the case of a Floating Rate Book-Entry Note, the Base Rate, Initial Interest Rate (if known at such time), Interest Reset Period, Interest Reset Dates,
                             Index Maturity, Spread and/or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum
                             Interest Rate (if any) and reset, redemption, repayment and extension provisions (if any).

                                   5.  Interest Payment Dates and the Interest

                             Payment Period.

                                   6.  Amortization provisions, if any.

                                   7.  Settlement date and Issue Date, if
                             different.

                                   8.  Specified currency.

                                   9.  Denominated currency, Indexed Currency,
                             Base Exchange Rate, and the Determination Date, if applicable.

                                   10.  Price.

                                   11.  Agent's commission, determined as
                             provided in the Distribution Agreement.

                                   12. Whether such Book-Entry Note is an OID
                             Note and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.

                                   13.  Any other terms necessary to describe
                             the Book-Entry Note.

                                           (a) The Company will advise the DTC
                             Agent by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of the information set forth in Settlement Procedure "A" above. Each such communication by the Company shall constitute a representation and warranty by the Company to the DTC Agent for such Note, the Trustee for such Note and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and
                             (ii) such Note, and the Global Security
                             representing such Note, will conform with the terms of the Indenture for such Note. The DTC Agent will then assign a CUSIP number to the Global Security representing such Book-Entry Note and notify the Agent and the Company by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of such CUSIP number as soon as practicable.

                             B. Such DTC Agent will enter a pending deposit message through DTC's Participant Terminal
                                  System providing the following settlement information to DTC Standard & Poor's
                                  Corporation, Interactive Data Corporation, the
                                  Agent and, upon request, the Trustee for such
                                  Notes:

                                   1.  The information set forth in Settlement
                             Procedure "A."

                                   2.  Identification as a Fixed Rate Book-Entry
                             Note or a Floating Rate Book-Entry Note.

                                   3. The Initial Interest Payment Date for such
                             Book-Entry Note, number of days by which such date succeeds the related Regular Record Date and amount of interest payable on such Interest Payment Date.

                                   4.  The Interest Payment Period.

                                   5.  The CUSIP number of the Global Security
                             representing such Book-Entry Note.

                                   6.  The participant account numbers
                             maintained by DTC on behalf of the Trustee and the Agent.

                                   7. Whether such Global Security will
                             represent any other Book-Entry Note (to the extent known at such time).

                             C. To the extent the Company has not already done so, the Company will deliver to the Trustee for such Notes a Global Security in a form that has been approved by the Company, the Agent and the Trustee.

                             D.   The Trustee will complete such Book-Entry
                                  Note, stamp the appropriate legend, as
                                  instructed by DTC, if not already set forth

                                  thereon, and authenticate the Global Security representing such Book-Entry Note.

                             E. DTC will credit such Book-Entry Note to such DTC Agent's participant account at DTC.

                             F. Such DTC Agent will enter an SDFS deliver order through DTC's Participant Terminal
                                  System instructing DTC to (i) debit such Book-Entry Note to such DTC Agent's participant account and credit such Book-Entry
                                  Note to the Agent's participant account and
                                  (ii) debit the Agent's settlement account and credit such DTC Agent's settlement account for an amount equal to the price of such Book-Entry Note less the Agent's commission.
                                  The entry of such a deliver order shall
                                  constitute a representation and warranty by such DTC Agent to DTC that (i) the Global
                                  Security representing such Book-Entry Note has been issued and authenticated and (ii) such DTC Agent is holding such Global Security pursuant to the Medium Term Note Certificate
                                  Agreement between such DTC Agent and DTC.

                             G. Unless the Agent is purchasing such Note as principal, the Agent will enter an SDFS deliver order through DTC's Participant
                                  Terminal System instructing DTC (i) to debit such Book-Entry Note to the Agent's participant account and credit such Book-Entry
                                  Note to the participant accounts of the
                                  Participants with respect to such Book-Entry
                                  Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Agent for an amount equal to the price of such Book-Entry Note.

                             H. Transfers of funds in accordance with SDFS deliver orders described in Settlement
                                  Procedures "F" and "G" will be

                                  settled in accordance with SDFS operating procedures in effect on the settlement date.

                             I. Such DTC Agent will, upon receipt of funds from the Agent in accordance with Settlement
                                  Procedure "F," credit to an account of the Company maintained at such DTC Agent funds available for immediate use in the amount transferred to such DTC Agent in accordance with Settlement Procedure "F."

                             J.   Unless the Agent is purchasing such Book-Entry
                                  Note as principal, the Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry
                                  Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                             K.   Monthly, the DTC Agent will send to the
                                  Company a statement setting forth the
                                  principal amount of Registered Notes
                                  Outstanding as of the date of such statement and setting forth a brief description of any sales of which the Company has advised such DTC Agent but which have not yet been settled.

Settlement Procedures        For sales by the Company of Book-Entry Notes
Timetable:                   solicited by the Agent and accepted by the Company
                             (except pursuant to a Terms Agreement) for
                             settlement on the first Business Day after the sale
                             date, Settlement Procedures "A" through "K" set
                             forth above shall be completed as soon as possible
                             but not later than the respective times (New York
                             City time) set forth below:

                             Settlement
                             Procedure         Time
                             ---------         ----

                                  A            11:00 A.M. on the sale date
                                  B            12:00 Noon on the sale date

                                  C             2:00 P.M. on the sale date
                                  D             3:00 P.M. on the day before settlement
                                  E             9:00 A.M. on settlement date
                                  F            10:00 A.M. on settlement date
                                  G-H           2:00 P.M. on settlement date
                                  I             4:45 P.M. on settlement date
                                  J-K           5:00 P.M. on settlement date

                             If a sale is to be settled more than one Business
                             Day after the sale date, Settlement Procedures "A,"
                             "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12:00
                             Noon and 2:00 P.M., respectively on the first
                             Business Day after the sale date. If the Initial
                             Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement
                             Procedure "A" is completed, Settlement Procedures
                             "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the settlement date. Settlement Procedure
                             "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                             If settlement of a Book-Entry Note is rescheduled or canceled, the DTC Agent for such Book-Entry
                             Notes after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's
                             Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:           If settlement of a Book-Entry Note is rescheduled
                             and the DTC Agent for such Note has not entered an
                             SDFS deliver order with respect to a Book-Entry
                             Note pursuant to Settlement Procedure "G," after
                             receiving notice from the Company or the Agent,
                             such DTC Agent shall deliver to DTC, through DTC's
                             Participant Terminal System, as soon as
                             practicable, a withdrawal message instructing DTC
                             to debit

                             such Book-Entry Note to such DTC Agent's participant account. DTC will process the withdrawal message, provided that such DTC Agent's participant account contains a principal amount of the Global Security representing such Book-Entry
                             Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee for the Notes represented by such Global Security will mark such Global Security "canceled," make appropriate entries in such Trustee's records and destroy the canceled Global Security in accordance with the applicable Indenture and, if requested, deliver a certificate of destruction to the Company. The CUSIP number assigned to such Global
                             Security shall, in accordance with CUSIP Service
                             Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the DTC Agent for such Book-Entry Notes will exchange such Global Security for two Global
                             Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered
                             Global Security.

                             If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant
                             Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "F," respectively. Thereafter, the DTC Agent for such Book-Entry Note will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent for the loss of the use of the funds during the period when they were credited to the account of the Company.

                             Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the DTC Agent for such Book-Entry Note or Notes will provide, in accordance with Settlement Procedures "E" and "G," for the authentication and issuance of a Global
                             Security representing the other Book-Entry Notes, which have not failed to settle, to have been represented by such Global Security and will make appropriate entries in its records.

Authenticity of Signatures:  The Agent will not have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Book-Entry Note.

Payment of Expenses:         The Agent shall forward to the Company,
                             on a monthly basis, a statement of the
                             out-of-pocket expenses incurred by such
                             Agent during that month that are
                             reimbursable to it pursuant to the
                             terms of the Distribution Agreement.
                             The Company will remit payment to the
                             Agent currently on a monthly basis.

Advertising Costs:           The Company will determine with the
                             Agent the amount of advertising that
                             may be appropriate in soliciting offers
                             to purchase the Book-Entry Notes.
                             Advertising expenses will be paid by
                             the Company.

                                     PART II

                Administrative Procedures for Certificated Notes

      Each Trustee will serve as registrar and transfer agent in connection with the Certificated Notes for which it serves as Trustee.

Issuance:                   Each Certificated Note will be dated and issued as
                            of the date of its authentication by the applicable
                            Trustee. Each Certificated Note will bear an
                            Original Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued
                            Certificated Note.




Registration:               Certificated Notes will be issued only in fully
                            registered form without coupons.

Maturities:                 Each Certificated Note will mature on a date nine
                            months or more after the issue date for such Note. A
                            Floating Rate Certificated Note will mature only on an Interest Payment Date for such Note.


Currency:                   The Specified Currency for a Certificated Note shall
                            be as set forth therein and in the applicable
                            Pricing Supplement.



Denominations:              The denomination of any Certificated Note
                            denominated in U.S. dollars will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated Notes denominated in a Specified Currency other than U.S. dollars shall be determined as set forth in the applicable Pricing
                            Supplement.



Interest:                   General. Unless otherwise indicated in the
                            applicable Pricing Supplement, interest, if any, on each Certificated Note will accrue from the Original
                            Issue Date (or such other date on which interest otherwise begins to accrue (if different from the Original Issue Date)) of such Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on such Note, and will be calculated and paid in the manner and on the dates described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to and including the next preceding
                            Regular Record Date), except that at Stated
                            Maturity, the interest payable will include interest accrued to, but excluding, the stated Maturity
                            (other than a Maturity of a Fixed Rate Certificated
                            Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

                            Regular Record Dates. Unless otherwise indicated in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date (i) for a Floating Rate Note shall be the Business Day immediately preceding such Interest Payment Date and (ii) for a Fixed Rate Note or Indexed Rate Note shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date.

Payments of                 Citibank will pay the principal amount of each
Interest:                   Certificated Note at Maturity or upon redemption
                            upon presentation and surrender of such Note to Citibank. Such payment, together with payment of interest due at Maturity or upon redemption of such Note, will be made in funds available for immediate use by Citibank and in turn by the holder of such Note. Certificated
                            Notes presented to Citibank at Maturity or upon redemption for payment will be canceled and destroyed by Citibank, and a certificate of destruction will be delivered to the Company. All interest payments on a Certificated Note (other than interest due at Maturity or upon redemption) will be made by check drawn on Citibank (or another person appointed by Citibank) and mailed by Citibank to the person entitled thereto as provided in such Note and the applicable Indenture; provided, however, that any holder of $10,000,000 or more of Notes having the same Interest Payment Dates will, upon written request prior to the Regular Record Date in respect of an Interest Payment Date, be entitled to receive payment by wire transfer of immediately available funds. Following each Regular Record Date, Citibank will furnish the Company with a list of interest payments to be made on the following Interest
                            Payment Date for each Certificated Note and in total for all Certificated Notes. Interest at Maturity or upon redemption will be payable to the person to whom the payment of principal is payable. Citibank will provide monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing or to be redeemed in the next month.

                            Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Certificated Note will be determined and withheld by Citibank.

                            The Company will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                            If any Interest Payment Date for or the Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business

                            Day and no interest shall accrue on account of such delayed payment. In the case of a Floating Rate Note that is a LIBOR note or a EURIBOR note (each as described in the Prospectus), if postponement to the next business day would cause the interest payment date to be in the next succeeding calendar month, the Interest Payment Date will instead be the immediately preceding Business Day.

Procedure for Rate          The Company and the Agent will discuss from time to
Setting and Posting:        time the aggregate principal amount of, the issuance
                            price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.




Acceptance and              Unless otherwise instructed by the Company, the
Rejection of Orders:        Agent will advise the Company promptly by telephone
                            of all orders to purchase Certificated Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept orders to purchase Certificated
                            Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Certificated Note to be settled in less than three
                            Business Days, the Company shall verify that the Trustee for such Certificated Note will have adequate time to prepare and authenticate such Note.

Preparation of Pricing      If any order to purchase a Certificated Note is
Supplement:                 accepted by or on behalf of the Company, the Company
                            will prepare a Pricing Supplement reflecting the terms of such Certificated Note, will file one copy thereof by electronic submission with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver such number of copies thereof to the Agent as the Agent shall request. If required, the Agent will file the Pricing Supplement with the NASD. The Agent will cause a Prospectus and Pricing
                            Supplement to be delivered to the purchaser of such Certificated Note.

                            Copies of the appropriate number of Pricing
                            Supplements shall be delivered to the Agent at the following addresses by 11:00 A.M., New York City time, on the Business Day following the acceptance of an offer by or on behalf of the Company: Salomon Smith Barney Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 (with a copy transmitted by telecopy to (718) 765-6734,
                            Attention: Annabelle Avila).

                            In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Suspension of               Subject to the Company's representations, warranties
Solicitation;               and covenants contained in the Distribution
Amendment or                Agreement, the Company may instruct the Agent to
Supplement:                 suspend at any time for any period of time or
                            permanently, the solicitation of orders to purchase
                            Certificated Notes. Upon receipt of such instructions, the Agent will forthwith suspend solicitation until such time as the Company has advised it that such solicitation may be resumed.


                            In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent and the Trustees whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of                 A copy of the Prospectus and a Pricing Supplement
Prospectus:                 relating to a Certificated Note must accompany or
                            precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agent between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. The Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it. The Company will make such delivery if such Certificated Note is sold directly by the Company to a purchaser (other than the Agent).



Confirmation:               For each order to purchase a Certificated Note
                            solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.


Settlement:                 The receipt by the Company of immediately available
                            funds in exchange for an authenticated Certificated
                            Note delivered to the Agent and the Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute

                              "settlement." All orders accepted by the Company will be settled on the fifth Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement                    Settlement Procedures with regard to
Procedures:                   each Certificated Note sold by the
                              Company to or through the Agent, as agent (except
                              pursuant to a Terms Agreement), shall be as
                              follows:

                              A.    The Agent will advise the Company by
                                    telephone (or by facsimile transmission or other acceptable written means) that such
                                    Note is a Certificated Note and of the
                                    following settlement information, in time for the Trustee for such Certificated Note to prepare and authenticate the required
                                    Note:

                                    1. Name in which such Certificated Note is
                              to be registered ("Registered Owner").

                                    2. Address of the Registered Owner and
                              address for payment of principal and interest.

                                    3. Taxpayer identification number of the
                              Registered Owner (if available).

                                    4. Principal or face amount.

                                    5. Series.

                                    6. Stated Maturity.

                                    7. In the case of a Fixed Rate Certificated
                              Note, the Interest Rate and reset provisions (if any) or, in the case of a Floating Rate
                              Certificated Note, the Base Rate, Initial Interest
                              Rate (if known at such time), Interest Reset
                              Period, Interest Reset Dates, Index Maturity,
                              Spread and/or Spread Multiplier (if

                              any), Minimum Interest Rate (if any), Maximum
                              Interest Rate (if any) and reset provisions (if any).

                                    8. Interest Payment Dates and the Interest
                              Payment Period.

                                    9. Specified Currency.

                                    10. Denominated Currency, Indexed Currency,
                              Base Exchange Rate and the Determination Date, if applicable.

                                    11. Redemption, repayment, amortization or
                              extension provisions, if any.

                                    12. Settlement Date.

                                    13. Price (including currency).

                                    14. Agent's commission, if any, determined
                              as provided in the Distribution Agreement.

                                    15. Whether such Certificated Note is an OID
                              Note, and, if so, the total amount of OID and the yield to maturity.

                                    16. Any other terms necessary to describe
                              the Certificated Note.

                              B. The Company will advise the relevant Trustee by telephone (confirmed in writing at any time on the sale date), written telecommunication or electronic transmission of the information set forth in Settlement
                                    Procedure "A" above and the name of the
                                    Presenting Agent.

                              C.    The Company will deliver to the
                                    relevant Trustee a pre-printed
                                    four-ply packet for such
                                    Certificated Note, which packet
                                    will contain the following
                                    documents in forms that have
                                    been approved by the Company,
                                    the Agent and the Trustee:

                                    1. Certificated Note with customer
                              confirmation.

                                    2. Stub One - For Trustee.

                                    3. Stub Two - For Agent.

                                    4. Stub Three - For the Company.

                              D.    The Trustee will complete such Certificated
                                    Note and will authenticate such Certificated
                                    Note and deliver it (with the confirmation) and Stubs One and Two to the Agent, and the Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the Agent for payment to such account as the Company shall have specified in funds available for immediate use, of an amount equal to the price of such Certificated Note less the Agent's commission. In the event that the instructions given by the Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of the Agent an amount of immediately available funds equal to the amount of such payment made.

                              E.    Unless the Agent purchased the Note as
                                    principal, the Agent will deliver such
                                    Certificated Note (with the confirmation) to the customer against payment in immediately payable funds. The Agent will obtain the acknowledgment of receipt of such
                                    Certificated Note by retaining Stub Two.

                              F.    The Trustee will send Stub Three to the
                                    Company by first-class mail.

Settlement                    For orders of Certificated Notes solicited by the
Procedures                    Agent, as agent, and accepted by the Company,
Timetable:                    Settlement Procedures "A" through "F" set forth
                              above shall be completed on or before the
                              respective times (New York City time) set forth
                              below:

                              Settlement
                              Procedure         Time
                              ---------         ----

                                   A            2:00 P.M. on the day before settlement
                                   B            On the day two Business Days before settlement date.
                                   C            2:15 P.M. two Business Days before settlement
                                   D            2:15 P.M. on settlement date
                                   E            3:00 P.M. on settlement date
                                   F            5:00 P.M. on settlement date

Procedures upon               Company Notice to Trustee regarding Exercise of
Company's Exercise            Optional Reset. Not less than 45 or more than 60
of Optional Reset             days before an Optional Reset Date as set forth in
or Extension of               a Certificated Note, the Company will notify the
Maturity:                     Trustee for such Certificated Note whether it is
                              exercising its option to reset the interest rate
                              or Spread or Spread Multiplier, as the case may
                              be, for such Certificated Note, and if so, (i) the
                              new interest rate or Spread or Spread Multiplier,
                              as the case may be, for such Certificated Note
                              during the period from such Optional Reset Date to
                              the next Optional Reset Date as set forth in such
                              Certificated Note or, if there is no such next
                              Optional Reset Date, to the Stated Maturity of
                              such Certificated Note (the "Subsequent Interest
                              Period"); and (ii) the provisions, if any, for
                              redemption of such Certificated Note during such
                              Subsequent Interest Period, including the date or
                              dates on which or the period or periods during
                              which such redemption may occur during such
                              Subsequent Interest Period.

                              Company Notice to Trustee regarding Exercise of
                              Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Stated Maturity of such Note, it will so notify the Trustee for such Certificated Note not less than 45 or more than 60 days before the Stated Maturity of such Certificated Note, and will further indicate (i) the new Stated Maturity; (ii) the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Certificated Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                              Trustee Notice to Holders regarding Company's
                              Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Certificated Note will mail a notice, first class, postage prepaid, to the Holder of the Certificated Note not less than 40 days before the Optional Reset Date (in which case a "Reset
                              Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                              Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, any Holder of a Certificated Note exercises the option for repayment by tendering the Certificated Note to be repaid as set forth in the Certificated Note, the Trustee for such Certificated Note shall give notice to the Company not less than 22 days before the Optional Reset Date, or the old Stated
                              Maturity, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset Date or old

                              Stated Maturity, as the case may be.

                              Company Notice regarding New Interest Rate or New
                              Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread
                              Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset
                              Period or extension period, as the case may be, it shall, not less than 20 days before such Optional
                              Reset Date or old Stated Maturity, so notify the Trustee for the affected Certificated Note. The
                              Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid, of the new higher interest rate or Spread or Spread Multiplier applicable to such Certificated Note.

                              Trustee Notice to Company regarding Holder
                              Revocation of Option to be Repaid. If, after the Holder of a Certificated Note has tendered such Note for repayment pursuant to an Extension Notice or a Reset Notice, such Holder revokes such tender for repayment, the Trustee for such Certificated
                              Note shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                              Deposit of Repayment Price. On or before any old
                              Stated Maturity where the Maturity has been extended, and on or before any Optional Reset
                              Date, the Company shall deposit with Citibank an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated
                              Maturity or Optional Reset Date, as the case may be, for all the Certificated Notes or portions thereof for which each Trustee serves as Trustee and which are to be repaid on such old Stated
                              Maturity or Optional Reset Date, as the case may be. Citibank will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedures upon               Company Notice to Trustee regarding Exercise of
Company's Exercise            Optional Redemption. At least 45 days prior to the
of Optional                   date on which it intends to redeem a Certificated
Redemption:                   Note, the Company will notify the Trustee for such
                              Certificated Note that it is exercising such
                              option with respect to such Note on such date.

                              Trustee Notice to Holders regarding Company's
                              Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee for such Certificated Note will, at least 30 days before the Redemption Date for such Certificated
                              Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note, informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

Payments of Principal and     Trustee Notice to Company of Option to be Repaid.
Interest Upon Exercise of     Upon receipt of notice of exercise of the option
Optional Repayment (Except    for repayment and the Certificated Notes to be
Pursuant to Company's         repaid as set forth in such Notes, the Trustee for
Exercise of Optional Reset    such Certificated Notes shall (unless such notice
or Optional Extension):       was received pursuant to the Company's exercise of
                              an optional reset or an optional extension of
                              maturity, in each of which cases the relevant
                              procedures set forth above shall be followed) give
                              notice to the Company not less than 20 days prior
                              to each Optional Repayment Date of such Optional
                              Repayment Date and of the principal amount of
                              Certificated Notes to be repaid on such Optional
                              Repayment Date.

Failure to Settle:            If a purchaser fails to accept delivery of and
                              make payment for any Certificated Note, the Agent
                              will notify the Company and the applicable Trustee
                              by telephone and return such Note to the
                              applicable Trustee. Upon receipt of such notice,
                              the Company will immediately wire transfer to the
                              account of the Agent an amount equal to the amount

                              previously credited thereto in respect of such Note. Such wire transfer will be made on the Settlement Date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement with the Company, then the Company will reimburse the Agent or the applicable Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.
                              Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the applicable Trustee will mark such Note "canceled," make appropriate entries in the applicable
                              Trustee's records and send such Note to the Company.

Authenticity of               The Agent will not have any obligation
Signatures:                   or liability to the Company or a Trustee in
                              respect of the authenticity of the signature of
                              any officer, employee or agent of the Company or a
                              Trustee on any Certificated Note.

Payment of Expenses:          The Agent shall forward to the Company, on a
                              monthly basis, a statement of the out-of-pocket
                              expenses incurred by the Agent during that month
                              that are reimbursable to it pursuant to the terms
                              of the Distribution Agreement. The Company will
                              remit payment to the Agent currently on a monthly
                              basis.

Advertising Costs:            The Company will determine with the Agent the
                              amount of advertising that may be appropriate in
                              soliciting orders to purchase the Certificated
                              Notes. Advertising expenses will be paid by the
                              Company.

                                                                       Exhibit C

            Opinion of an Associate General Counsel of the Company

      An Associate General Counsel (or other counsel for the Company reasonably acceptable to the Agent) will furnish pursuant to Section 4(b)(i) of the Distribution Agreement the following opinions, in substantially the form set forth below (subject to the limitations, assumptions, qualifications and exceptions set forth therein)(capitalized terms used but not defined herein shall have the meaning contained in the Distribution Agreement):

      1. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

      2. The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and the failure to so qualify would have a material adverse effect on the Company;

      3. Each Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law, and subject further, as to enforcement, to any limitations as a result of (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States);

      4. The Notes have been validly authorized and, when duly executed by the proper officers of the Company, duly authenticated by the Trustees and delivered as contemplated by the Distribution Agreement and by the Indentures, will be validly issued and outstanding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indentures (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law, and subject further, as to enforcement, to any limitations as a result of (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States) and conform in all material respects to the description thereof in the Prospectus dated January 29, 2003 and the Prospectus Supplement dated March 12, 2003 (together, the "Prospectus");

      5. Each Indenture conforms in all material respects to the descriptions thereof in the Prospectus;

      6. The Distribution Agreement has been duly authorized, executed and delivered by the Company;

      7. No consent, approval, authorization or order of any court or governmental agency, authority or body is required for the consummation by the Company of the transactions contemplated by the Distribution Agreement or in the Indentures, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the sale of the Notes;

      8. The execution, delivery and performance of the Indentures and the Distribution Agreement will not, and the issuance and sale of the Notes in compliance with the terms and provisions thereof, if they were issued on the date hereof, would not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any material subsidiary of the Company or any of their properties or any agreement or instrument known to such counsel to which the Company or any material subsidiary of the Company is a party or by which the Company or any such material subsidiary is bound or to which any of the properties of the Company or any such material subsidiary is subject, or the charter or By-Laws of the Company or of any such material subsidiary except that no opinion is expressed in this paragraph 8 with respect to (i) the rights to indemnity and contribution contained in the Distribution Agreement which may be limited by federal or state securities laws or the public policy underlying such laws or (ii) any state securities or Blue Sky laws; and

      9. The Company's Registration Statement on Form S-3 (Registration No. 333-102206, the "Registration Statement") was declared effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or have been communicated by the Securities and Exchange Commission to the Company as being contemplated by it under the Act. The Registration Statement, as of its effective date, and the Prospectus as of the date of the Prospectus Supplement and as of the date hereof, comply as to form in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act and the applicable rules and regulations thereunder (except as to the financial statements or other data of a financial or statistical nature or the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of the Trustee, as to which no opinion is expressed);

such counsel has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except as to the financial statements or other data of a financial or statistical nature, as to which no opinion is expressed). The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; except that such counsel does not express any opinion as to the financial statements or other data of a financial or statistical nature contained in the Registration Statement or the Prospectus. While such counsel has not independently verified and does not assume any responsibility for the accuracy, completeness or fairness of the statements, except as expressly referred to in the immediately preceding sentence, contained in the Registration Statement or the Prospectus, the foregoing opinion in the second and third sentences in this paragraph 9 is based upon such counsel's review and discussion with members of the Company's legal staff who participated in the preparation of the Registration Statement and the Prospectus (including any documents annexed thereto or incorporated by reference therein) and any amendments and supplements thereto, review and discussion of the contents thereof (including any such annexed or incorporated documents) and the knowledge such counsel has gained in his/her capacity as an Associate General Counsel's to the Company, but without any independent check or verification on such counsel's part.

                                                                       Exhibit D


                       Opinion of Counsel for the Agent

      Cleary, Gottlieb, Steen & Hamilton (or other counsel for the Company reasonably acceptable to the Agent and the Company), counsel for the Agent, will furnish pursuant to Section 4(b)(ii) of the Distribution Agreement the following opinions, in substantially the form set forth below (subject to the limitations, assumptions, qualifications and exceptions set forth therein) (capitalized terms used but not defined herein shall have the meaning contained in the Distribution Agreement):

            1. The execution and delivery of each of the Indentures have been duly authorized by all necessary corporate action of the Company, and each of the Indentures has been duly executed and delivered by the Company, and qualified under the Trust Indenture Act of 1939, as amended, and each of the Indentures is a valid, binding and enforceable agreement of the Company.

            2. The execution and delivery of the Notes, assuming each of the Notes matures nine months or more from its date of issue, have been duly authorized by all necessary corporate action of the Company, and the Notes have been duly authorized for issuance and sale pursuant to the Distribution Agreement and, when duly executed and authenticated in accordance with the provisions of the applicable Indenture and delivered and paid for pursuant to the Distribution Agreement, will be the valid, binding and enforceable obligations of the Company, entitled to the benefits of the applicable Indenture.

            3. The execution and delivery of the Distribution Agreement have been duly authorized by all necessary corporate action of the Company, and the Distribution Agreement has been duly executed and delivered by the Company.

            4. No information has come to our attention that causes us to believe that the Registration Statement, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which we express no view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            5. No information has come to our attention that causes us to believe that the Prospectus, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which we express no view), as of the date of the Prospectus Supplement or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit E



                             Letter from Accountants

                                                                       Exhibit F

                       MEDIUM-TERM SENIOR NOTES, SERIES F
                    MEDIUM-TERM SUBORDINATED NOTES, SERIES F

                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE


                           ADDITIONAL AGENTS AGREEMENT



                                                New York, New York
                                                Dated as of
The Agent(s) Named in Schedule I Hereto

Ladies and Gentlemen:

      Reference is made to the Distribution Agreement (including the exhibits thereto), dated as of March 12, 2003 (the "Distribution Agreement") between Citigroup Inc., a Delaware corporation ("Citigroup"), and Salomon Smith Barney Inc., as Agent, relating to the issue and sale from time to time of Citigroup's Medium-Term Senior Notes, Series F, Due Nine Months or More from the Date of Issue (the "Senior Notes") and Citigroup's Medium-Term Subordinated Notes, Series F, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes"). The Distribution Agreement has been attached hereto as Annex A.

          WHEREAS, Citigroup is permitted under the terms of the Distribution Agreement to enter into agreements similar to the Distribution Agreement with other parties; and

      WHEREAS, the Agent(s) named in Schedule I hereto (the "Agent(s)") and Citigroup wish to enter into an agreement, similar to the Distribution Agreement, appointing each Agent as an additional selling agent with respect to the Notes;

      NOW, THEREFORE, in consideration of the mutual agreements set forth herein, Citigroup hereby agrees that each Agent shall become an additional Agent with respect to the Notes and each Agent named herein hereby agrees to become an Agent with respect to the Notes and to be bound by the terms and conditions of the Distribution Agreement, which terms and conditions are hereby incorporated by reference herein, except that the term "Agent" therein shall instead mean each Agent named herein and no other person shall be deemed to be an Agent under this Agreement.

      Unless sooner terminated in accordance with Section 6 of the Distribution Agreement as incorporated by reference herein or unless otherwise mutually agreed by the parties hereto in writing, this Agreement shall terminate on __________, ____. No such termination shall affect any accrued obligations under this Agreement. The respective indemnities, agreements, representations, warranties and other statements of the Agent(s) and Citigroup and its officers set forth in, or made pursuant to, this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Agent(s) or Citigroup or any of the officers, directors or controlling persons referred to in Section 5 of the Distribution Agreement as incorporated by reference herein, and will survive delivery of any payment for any Notes sold by Citigroup. The provisions of Sections 3(g) and 5 of the Distribution Agreement as incorporated by reference herein shall survive the termination of this Agreement.

      This Agreement may be signed in counterparts, each of which shall be deemed an original, which taken together, shall constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter, including Annex A, and your acceptance shall represent a binding agreement between you and Citigroup in accordance with its terms.

                                    Very truly yours, CITIGROUP INC.

                                    By:   ________________________
                                          Name:
                                          Title:




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.


[                 ]

By:
Name:
Title:

[                 ]


By:
Name:
Title:

                                                                      Schedule I

                                    Agent(s)

                                                                         Annex A

                         Form of Distribution Agreement


                                       F-5